UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21708

Name of Fund: Dow 30(SM) Premium & Dividend Income Fund Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer,
      Dow 30(SM) Premium & Dividend Income Fund Inc., 4 World Financial Center, 5th Floor, New York, New York 10080. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (212) 449-8118

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 - Report to Stockholders

Dow 30(SM) Premium &
Dividend Income Fund Inc.

Semi-Annual Report
June 30, 2006

[LOGO] IQ INVESTMENT            [LOGO] NUVEEN
       ADVISORS                        Investments

Dow 30(SM) Premium & Dividend Income Fund Inc.

Proxy Results

During the six-month period ended June 30, 2006, Dow 30(SM) Premium & Dividend Income Fund Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------
                                                                            Shares Voted      Shares Withheld
                                                                                 For            From Voting
-------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Alan R. Batkin               10,862,439           192,073
                                                Andrew J. Donohue            10,869,534           184,978
                                                Paul Glasserman              10,862,599           191,913
                                                Steven W. Kohlhagen          10,869,534           184,978
                                                William J. Rainer            10,869,319           185,193
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Andrew J. Donohue gave notice to the Fund and the Advisor of his intention to resign his positions as a Director and Officer of the Fund and as an Officer of the Advisor in May 2006 in order to assume the role of director of the Securities and Exchange Commission's Division of Investment Management.
--------------------------------------------------------------------------------

Officers and Directors

Alan R. Batkin, Director and Chairman of the Board
Paul Glasserman, Director and Chairman of the Audit Committee
Steven W. Kohlhagen, Director
William J. Rainer, Director and Chairman of the Nominating and Corporate
  Governance Committee
Mitchell M. Cox, President
Donald C. Burke, Vice President, Secretary and Treasurer
Martin G. Byrne, Chief Legal Officer
Jeffrey Hiller, Chief Compliance Officer
Justin C. Ferri, Vice President
Jay M. Fife, Vice President
Colleen R. Rusch, Vice President

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

DPD

"Dow Jones Industrial Average", "DJIA", "Dow 30", "Dow Industrials" and "The Dow" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by IQ Investment Advisors LLC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.


2       DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006

Portfolio Information

As of June 30, 2006

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Boeing Co. ................................................               5.9%
3M Co. ....................................................               5.9
International Business Machines Corp. .....................               5.6
Caterpillar, Inc. .........................................               5.4
Altria Group, Inc. ........................................               5.3
United Technologies Corp. .................................               4.6
Exxon Mobil Corp. .........................................               4.5
Johnson & Johnson .........................................               4.4
American International Group, Inc. ........................               4.3
Procter & Gamble Co. ......................................               4.0
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Aerospace & Defense .......................................              13.5%
Pharmaceuticals ...........................................               8.7
Industrial Conglomerates ..................................               8.3
Computers & Peripherals ...................................               7.9
Diversified Financial Services ............................               6.5
--------------------------------------------------------------------------------

                                                                      Percent of
Sector Representation                                          Total Investments
--------------------------------------------------------------------------------
Industrials ...............................................              27.1%
Consumer Staples ..........................................              16.0
Financials ................................................              14.7
Information Technology ....................................              10.9
Consumer Discretionary ....................................               9.4
Health Care ...............................................               8.7
Materials .................................................               5.4
Telecommunication Services ................................               4.4
Energy ....................................................               4.4
Other* ....................................................              (1.0)
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments and options written.

      For Fund compliance purposes, the Fund's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006        3

A Discussion With Your Fund's Portfolio Manager

      We are pleased to provide you with this shareholder report for Dow 30(SM) Premium & Dividend Income Fund Inc. While the Fund is advised by IQ Investment Advisors LLC, the subadviser to the Fund is Nuveen Asset Management. The following discussion is provided to you by Nuveen Investments.

How did the Fund perform during the six-month period?

The investment objective of Dow 30(SM) Premium & Dividend Income Fund Inc. (the "Fund") is to provide stockholders with a high level of current income, with a secondary objective of capital appreciation. For the six-month period ended June 30, 2006, the total investment return of the Common Stock of the Fund was +4.39%, based on a change in net asset value from $19.13 to $19.05, and assuming reinvestment of all distributions. For comparative purposes, the unmanaged Dow Jones Industrial Average(SM) ("DJIA") returned +5.22% (including dividend reinvestment) and the Chicago Board Options Exchange ("CBOE(R)") DJIA BuyWrite Index returned +4.90% during the same period. The portfolio continues to provide a higher dividend return relative to the broader market, paying out an indicative dividend yield of 9.0% on the initial share price of $20 versus the DJIA dividend yield of 2.38% as of June 30, 2006.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Describe the market environment during the six-month period.

After a strong start in the first quarter of 2006, during which the U.S. economy expanded by 5.6%, economic growth appears to have slowed down in the second quarter of the year, which was the desired effect of the Federal Reserve Board's (the "Fed") two-year interest rate hike program. At their June meeting, Federal Reserve policy makers announced the 17th consecutive quarter-point interest rate increase, raising the benchmark rate to 5.25%. A weaker jobs report, gradual cooling in the housing market and the increasing impact of energy costs on U.S. businesses contributed to a slowdown during the second quarter.

With strong economic growth in the first quarter, U.S. equity markets rallied strongly with the Standard & Poor's 500(R) Index ("S&P 500 Index") and the DJIA up 4.21% and 4.25%, respectively. The beginning of the second quarter brought more of the same as the S&P 500 Index and the DJIA rose 2.37% and 5.09% between March 31 and May 10. However, the growing evidence of a slowing economy and increased concerns that inflation was higher than expected, resulted in an equity market swoon in the middle of the second quarter. From May 10 to June 13, the S&P 500 Index and the DJIA lost 7.30% and 7.79%, respectively.


4       DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006

How did you manage the portfolio during the six-month period?

The Fund invests in the 30 stocks in the DJIA and then writes options on each individual stock to generate the Fund's dividend. During the first quarter, the Fund sold a series of one-month call options struck 1% out-of-the money on 45% to 50% of each individual stock in the DJIA. The out-of-the-money call options and low overwrite percentage (below 50%), allowed the Fund to participate in a portion of the appreciation of the DJIA in the first quarter.

Given the higher level of volatility, reduced earnings expectations due to expected slower global growth, and market appreciation year to date, the Fund moved to a less bullish equity posture and more aggressive option overwrite position in the second quarter. In early June, the Fund began selling options on 50% to 55% of its equity holdings versus the prior 45% to 50%. Additionally, in order to capitalize on the expected trading range over the coming summer months, the Fund lengthened its average option expiration.

How would you characterize the Fund's position at the close of the six-month period?

The Fund is appropriately positioned for the second half of 2006. The portfolio of stocks is fully invested at DJIA weightings. The option portfolio is overwriting approximately 50% to 55% of each underlying stock on a pro-rata basis with a laddered portfolio of expiration dates sold approximately 1% out of the money. Given this portfolio structure, we feel confident that the portfolio is well positioned to meet its investment objectives.

Rob A. Guttschow
Portfolio Manager

July 13, 2006

"CBOE" is a registered trademark of the Chicago Board Options Exchange.

"Standard & Poor's 500" is a registered trademark of the McGraw-Hill Companies.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006        5

Schedule of Investments

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Aerospace & Defense--13.5%
                Boeing Co.                                157,298      $ 12,884,279
                Honeywell International, Inc.             157,298         6,339,109
                United Technologies Corp.                 157,298         9,975,839
                                                                       ------------
                                                                         29,199,227
-----------------------------------------------------------------------------------
Automobiles--2.2%
                General Motors Corp.                      157,298         4,685,908
-----------------------------------------------------------------------------------
Beverages--3.1%
                The Coca-Cola Co.                         157,298         6,766,960
-----------------------------------------------------------------------------------
Chemicals--3.0%
                E.I. du Pont de Nemours & Co.             157,298         6,543,597
-----------------------------------------------------------------------------------
Computers & Peripherals--7.9%
                Hewlett-Packard Co.                       157,298         4,983,201
                International Business Machines Corp.     157,298        12,083,632
                                                                       ------------
                                                                         17,066,833
-----------------------------------------------------------------------------------
Consumer Finance--3.9%
                American Express Co.                      157,298         8,371,400
-----------------------------------------------------------------------------------
Diversified Financial Services--6.5%
                Citigroup, Inc.                           157,298         7,588,056
                JPMorgan Chase & Co.                      157,298         6,606,516
                                                                       ------------
                                                                         14,194,572
-----------------------------------------------------------------------------------
Diversified Telecommunication Services--4.5%
                AT&T, Inc.                                157,298         4,387,041
                Verizon Communications, Inc.              157,298         5,267,910
                                                                       ------------
                                                                          9,654,951
-----------------------------------------------------------------------------------
Food & Staples Retailing--3.5%
                Wal-Mart Stores, Inc.                     157,298         7,577,045
-----------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--2.4%
                McDonald's Corp.                          157,298         5,285,213
-----------------------------------------------------------------------------------
Household Products--4.0%
                Procter & Gamble Co.                      157,298         8,745,769
-----------------------------------------------------------------------------------
Industrial Conglomerates--8.3%
                3M Co.                                    157,298        12,704,960
                General Electric Co.                      157,298         5,184,542
                                                                       ------------
                                                                         17,889,502
-----------------------------------------------------------------------------------
Insurance--4.3%
                American International Group, Inc.        157,298         9,288,447
-----------------------------------------------------------------------------------
Machinery--5.4%
                Caterpillar, Inc.                         157,298        11,715,555
-----------------------------------------------------------------------------------
Media--2.2%
                Walt Disney Co.                           157,298         4,718,940
-----------------------------------------------------------------------------------
Metals & Mining--2.3%
                Alcoa, Inc.                               157,298         5,090,163
-----------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--4.5%
                Exxon Mobil Corp.                         157,298         9,650,232
-----------------------------------------------------------------------------------
Pharmaceuticals--8.7%
                Johnson & Johnson                         157,298         9,425,296
                Merck & Co., Inc.                         157,298         5,730,366
                Pfizer, Inc.                              157,298         3,691,784
                                                                       ------------
                                                                         18,847,446
-----------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment--1.4%
                Intel Corp.                               157,298         2,980,797
-----------------------------------------------------------------------------------
Software--1.7%
                Microsoft Corp.                           157,298         3,665,043
-----------------------------------------------------------------------------------
Specialty Retail--2.6%
                Home Depot, Inc.                          157,298         5,629,695
-----------------------------------------------------------------------------------
Tobacco--5.3%
                Altria Group, Inc.                        157,298        11,550,392
-----------------------------------------------------------------------------------
                Total Common Stocks
                (Cost--$202,875,395)--101.2%                            219,117,687
===================================================================================

===================================================================================
                                                             Face
                Short-Term Securities                      Amount
===================================================================================
Time Deposits--1.2%
                State Street Bank & Trust Co., 4.25%
                due 7/03/2006                          $2,727,899         2,727,899
-----------------------------------------------------------------------------------
                Total Short-Term Securities
                (Cost--$2,727,899)--1.2%                                  2,727,899
===================================================================================
                Total Investments
                (Cost--$205,603,294)--102.4%                            221,845,586
===================================================================================

===================================================================================
                                                        Number of
                Options Written                         Contracts
===================================================================================
Call Options Written
                3M Co.:
                  expiring July 2006 at USD 84.496,
                    Broker JPMorgan Chase Bank                300           (15,000)
                  expiring July 2006 at USD 84.534,
                    Broker JPMorgan Chase Bank                300              (900)
                  expiring August 2006 at USD 84.562,
                    Broker Banc of America                    300           (38,174)
                AT&T, Inc.:
                  expiring July 2006 at USD 26.97,
                    Broker UBS Warburg                        300           (21,240)
                  expiring August 2006 at USD 26.855,
                    Broker Banc of America                    300           (34,352)
                  expiring September 2006 at USD 26.744,
                    Broker Banc of America                    300           (46,952)
                Alcoa, Inc.:
                  expiring July 2006 at USD 30.444,
                    Broker Deutsche Bank AG                   300           (69,000)
                  expiring August 2006 at USD 29.78,
                    Broker BNP Paribas                        300           (93,600)
                  expiring September 2006 at USD 29.78,
                    Broker BNP Paribas                        300          (105,000)
                Altria Group, Inc.:
                  expiring July 2006 at USD 72.121,
                    Broker JPMorgan Chase Bank                300           (67,800)
                  expiring August 2006 at USD 71.003,
                    Broker Deutsche Bank AG                   300          (124,383)
                  expiring September 2006 at USD 71.374,
                    Broker JPMorgan Chase Bank                300          (145,800)
                American Express Co.:
                  expiring July 2006 at USD 53.933,
                    Broker JPMorgan Chase Bank                300           (13,500)
                  expiring August 2006 at USD 53.216,
                    Broker Banc of America                    300           (45,507)
                  expiring September 2006 at
                    USD 53.216, Broker Banc of America        300           (66,076)


6       DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006

                                                        Number of
                Options Written                         Contracts             Value
===================================================================================
Call Options Written (continued)
                American International Group, Inc.:
                  expiring July 2006 at USD 60.992,
                    Broker JPMorgan Chase Bank                300      $     (6,000)
                  expiring August 2006 at USD 60.413,
                    Broker Banc of America                    300           (27,470)
                  expiring September 2006 at USD 60.13,
                    Broker BNP Paribas                        300           (51,000)
                Boeing Co.:
                  expiring July 2006 at USD 77.89,
                    Broker BNP Paribas                        300          (144,000)
                  expiring August 2006 at USD 77.906,
                    Broker Deutsche Bank AG                   300          (173,004)
                  expiring September 2006 at USD 77.89,
                    Broker BNP Paribas                        300          (205,800)
                Caterpillar, Inc.:
                  expiring July 2006 at USD 67.649,
                    Broker Banc of America                    300          (205,858)
                  expiring August 2006 at USD 67.28,
                    Broker UBS Warburg                        300          (234,540)
                  expiring September 2006 at USD 66.33,
                    Broker BNP Paribas                        300          (287,100)
                Citigroup, Inc.:
                  expiring July 2006 at USD 49.99,
                    Broker UBS Warburg                        300            (3,180)
                  expiring August 2006 at USD 49.99,
                    Broker UBS Warburg                        300            (6,840)
                  expiring September 2006 at USD 49.99,
                    Broker UBS Warburg                        300           (19,020)
                The Coca-Cola Co.:
                  expiring July 2006 at USD 44.187,
                    Broker Banc of America                    300              (777)
                  expiring July 2006 at USD 44.47,
                    Broker Banc of America                    300            (5,104)
                  expiring August 2006 at USD 44.268,
                    Broker Deutsche Bank AG                   300           (15,354)
                E.I. du Pont de Nemours & Co.:
                  expiring July 2006 at USD 41.052,
                    Broker Deutsche Bank AG                   300           (33,240)
                  expiring August 2006 at USD 40.74,
                    Broker UBS Warburg                        300           (54,150)
                  expiring September 2006 at USD 40.74,
                    Broker UBS Warburg                        300           (62,880)
                Exxon Mobil Corp.:
                  expiring July 2006 at USD 58.86,
                    Broker BNP Paribas                        300           (82,800)
                  expiring August 2006 at USD 58.86,
                    Broker BNP Paribas                        300          (101,700)
                  expiring September 2006 at USD 58.862,
                    Broker Banc of America                    300          (126,049)
                General Electric Co.:
                  expiring July 2006 at USD 34.56,
                    Broker UBS Warburg                        300              (720)
                  expiring August 2006 at USD 34.21,
                    Broker UBS Warburg                        300            (6,330)
                  expiring September 2006 at USD 34.208,
                    Broker Banc of America                    300           (17,795)
                General Motors Corp.:
                  expiring July 2006 at USD 25,
                    Broker BNP Paribas                        300          (146,100)
                  expiring August 2006 at USD 25,
                    Broker BNP Paribas                        300          (156,000)
                  expiring September 2006 at USD 24.997,
                    Broker Banc of America                    300          (175,985)
                Hewlett-Packard Co.:
                  expiring July 2006 at USD 32.6,
                    Broker Deutsche Bank                      300            (5,028)
                  expiring July 2006 at USD 32.7,
                    Broker BNP Paribas                        300           (15,300)
                  expiring August 2006 at USD 32.38,
                    Broker Banc of America                    300           (48,146)
                Home Depot, Inc.:
                  expiring July 2006 at USD 38.258,
                    Broker Banc of America                    300              (117)
                  expiring July 2006 at USD 38.501,
                    Broker Banc of America                    300            (3,905)
                  expiring August 2006 at USD 38.503,
                    Broker JPMorgan Chase Bank                300           (15,000)
                Honeywell International, Inc.:
                  expiring July 2006 at USD 41.591,
                    Broker Deutsche Bank AG                   300           (11,361)
                  expiring July 2006 at USD 41.61,
                    Broker BNP Paribas                        300            (2,400)
                  expiring August 2006 at USD 41.662,
                    Broker Deutsche Bank AG                   300           (23,991)
                Intel Corp.:
                  expiring July 2006 at USD 18.201,
                    Broker BNP Paribas                        300           (32,400)
                  expiring July 2006 at USD 18.26,
                    Broker BNP Paribas                        300           (22,800)
                  expiring August 2006 at USD 18.07,
                    Broker UBS Warburg                        300           (40,260)
                International Business Machines Corp.:
                  expiring July 2006 at USD 80.699,
                    Broker Deutsche Bank AG                   300            (9,579)
                  expiring July 2006 at USD 80.964,
                    Broker Deutsche Bank AG                   300               (21)
                  expiring August 2006 at USD 81.466,
                    Broker Banc of America                    300           (19,523)


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006        7

Schedule of Investments (concluded)

                                                        Number of
                Options Written                         Contracts             Value
===================================================================================
Call Options Written (continued)
                JPMorgan Chase & Co.:
                  expiring July 2006 at USD 42.26,
                    Broker BNP Paribas                        300      $    (13,800)
                  expiring July 2006 at USD 42.28,
                    Broker UBS Warburg                        300           (22,140)
                  expiring August 2006 at USD 42.28,
                    Broker UBS Warburg                        300           (37,740)
                Johnson & Johnson:
                  expiring July 2006 at USD 60.65,
                    Broker BNP Paribas                        300            (4,200)
                  expiring July 2006 at USD 60.822,
                    Broker Banc of America                    300           (17,308)
                  expiring August 2006 at USD 61.137,
                    Broker JPMorgan Chase Bank                300           (25,200)
                McDonald's Corp.:
                  expiring July 2006 at USD 33.501,
                    Broker Deutsche Bank AG                   300           (27,894)
                  expiring July 2006 at USD 33.532,
                    Broker Banc of America                    300           (15,364)
                  expiring August 2006 at USD 33.63,
                    Broker UBS Warburg                        300           (37,980)
                Merck & Co., Inc.:
                  expiring July 2006 at USD 34.623,
                    Broker Deutsche Bank AG                   300           (57,663)
                  expiring August 2006 at USD 34.30,
                    Broker Deutsche Bank AG                   300           (75,522)
                  expiring September 2006 at USD 33.98,
                    Broker UBS Warburg                        300           (88,170)
                Microsoft Corp.:
                  expiring July 2006 at USD 22.45,
                    Broker UBS Warburg                        300           (29,580)
                  expiring August 2006 at USD 22.26,
                    Broker Banc of America                    300           (40,840)
                  expiring September 2006 at USD 22.25,
                    Broker Banc of America                    300           (47,975)
                Pfizer, Inc.:
                  expiring July 2006 at USD 24.22,
                    Broker Deutsche Bank AG                   300            (2,583)
                  expiring August 2006 at USD 24.149,
                    Broker Deutsche Bank AG                   300           (11,580)
                  expiring September 2006 at USD 23.916,
                    Broker Banc of America                    300           (19,674)
                Procter & Gamble Co.:
                  expiring July 2006 at USD 54.269,
                    Broker JPMorgan Chase Bank                300           (50,400)
                  expiring August 2006 at USD 53.24,
                    Broker JPMorgan Chase Bank                300           (80,100)
                  expiring September 2006 at USD 55.058,
                    Broker Banc of America                    300           (61,702)
                United Technologies Corp.:
                  expiring July 2006 at USD 61.226,
                    Broker Banc of America                    300           (77,627)
                  expiring August 2006 at USD 60.62,
                    Broker Banc of America                    300          (109,843)
                  expiring September 2006 at USD 60.061,
                    Broker JPMorgan Chase Bank                300          (135,000)
                Verizon Communications, Inc.:
                  expiring July 2006 at USD 32.254,
                    Broker Deutsche Bank AG                   300           (29,259)
                  expiring August 2006 at USD 32.158,
                    Broker Nuveen Investments                 300           (39,663)
                  expiring September 2006 at USD 31.86,
                    Broker UBS Warburg                        300           (59,040)
                Wal-Mart Stores, Inc.:
                  expiring August 2006 at USD 47.51,
                    Broker JPMorgan Chase Bank                300           (45,000)
                  expiring September 2006 at USD 47.63,
                    Broker UBS Warburg                        300           (59,010)
                  expiring July 2007 at USD 47.92,
                    Broker UBS Warburg                        300           (22,410)
                Walt Disney, Co.:
                  expiring July 2006 at USD 28.886,
                    Broker Banc of America                    300           (43,046)
                  expiring August 2006 at USD 28.94,
                    Broker BNP Paribas                        300           (50,400)
                  expiring September 2006 at USD 28.94,
                    Broker BNP Paribas                        300           (60,000)
-----------------------------------------------------------------------------------
                Total Options Written
                (Premiums Received--$4,049,561)--(2.3%)                  (4,983,624)
===================================================================================
                Total Investments, Net of Options Written
                (Cost--$201,553,733*)--100.1%                           216,861,962

                Liabilities in Excess of Other Assets--(0.1%)              (283,993)
                                                                       ------------
                Net Assets--100.0%                                     $216,577,969
                                                                       ============
-----------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................     $201,557,466
                                                                   ============
      Gross unrealized appreciation ..........................     $ 22,287,268
      Gross unrealized depreciation ..........................       (6,982,772)
                                                                   ------------
      Net unrealized appreciation ............................     $ 15,304,496
                                                                   ============

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


8       DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006

Statement of Assets, Liabilities and Capital

As of June 30, 2006
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified
             cost--$205,603,294)                                                                          $ 221,845,586
            Receivables:
               Dividends ...........................................................    $     287,122
               Interest ............................................................              322           287,444
                                                                                        -------------
            Prepaid expenses .......................................................                              5,000
                                                                                                          -------------
            Total assets ...........................................................                        222,138,030
                                                                                                          -------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
            Options written, at value (premiums received--$4,049,561) ..............                          4,983,624
            Payables:
               Dividends to shareholders ...........................................          350,653
               Investment adviser ..................................................          148,687           499,340
                                                                                        -------------
            Accrued expenses .......................................................                             77,097
                                                                                                          -------------
            Total liabilities ......................................................                          5,560,061
                                                                                                          -------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
            Net assets .............................................................                      $ 216,577,969
                                                                                                          =============
=======================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.001, 100,000,000 shares authorized ...........                      $      11,369
            Paid-in capital in excess of par .......................................                        210,097,130
            Accumulated distributions in excess of investment income--net ..........    $  (8,885,847)
            Accumulated realized capital gains--net ................................           47,088
            Unrealized appreciation--net ...........................................       15,308,229
                                                                                        -------------
            Total accumulated earnings--net ........................................                          6,469,470
                                                                                                          -------------
            Total capital--Equivalent to $19.05 per share based on 11,369,470 shares
             of Common Stock outstanding (market price--$18.85) ....................                      $ 216,577,969
                                                                                                          =============

      See Notes to Financial Statements.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006        9

Statement of Operations

For the Six Months Ended June 30, 2006
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
            Dividends ..............................................................                      $   2,527,469
            Interest ...............................................................                             11,886
                                                                                                          -------------
            Total income ...........................................................                          2,539,355
                                                                                                          -------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ...............................................    $     988,792
            Directors' fees and expenses ...........................................           36,715
            Professional fees ......................................................           32,865
            Accounting services ....................................................           27,301
            Transfer agent fees ....................................................           22,559
            Printing and shareholder reports .......................................           15,431
            Custodian fees .........................................................           10,115
            Listing fees ...........................................................            8,998
            Pricing services .......................................................              577
            Other ..................................................................           49,331
                                                                                        -------------
            Total expenses .........................................................                          1,192,684
                                                                                                          -------------
            Investment income--net .................................................                          1,346,671
                                                                                                          -------------
=======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------
            Realized gain on:
               Investments--net ....................................................          710,812
               Options written--net ................................................        1,379,502         2,090,314
                                                                                        -------------
            Change in unrealized appreciation/depreciation on:
               Investments--net ....................................................        8,092,451
               Options written--net ................................................       (2,263,986)        5,828,465
                                                                                        -------------------------------
            Total realized and unrealized gain--net ................................                          7,918,779
                                                                                                          -------------
            Net Increase in Net Assets Resulting from Operations ...................                      $   9,265,450
                                                                                                          =============

      See Notes to Financial Statements.


10      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006

Statements of Changes in Net Assets

                                                                                                         For the Period
                                                                                          For the Six       April 29,
                                                                                         Months Ended        2005+ to
                                                                                           June 30,        December 31,
Increase (Decrease) in Net Assets:                                                           2006              2005
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
            Investment income--net .................................................    $   1,346,671     $   2,116,710
            Realized gain--net .....................................................        2,090,314         1,179,428
            Unrealized appreciation/depreciation--net ..............................        5,828,465         9,479,764
                                                                                        -------------------------------
            Net increase in net assets resulting from operations ...................        9,265,450        12,775,902
                                                                                        -------------------------------
=======================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------
            Investment income--net .................................................      (10,232,518)       (2,024,530)
            Realized gain--net .....................................................               --        (3,222,654)
            Tax return of capital ..................................................               --        (6,732,089)
                                                                                        -------------------------------
            Net decrease in net assets resulting from dividends and distributions to
             shareholders ..........................................................      (10,232,518)      (11,979,273)
                                                                                        -------------------------------
=======================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------------
            Net proceeds from issuance of Common Stock .............................               --       214,875,000
            Value of shares issued to shareholders in reinvestment of dividends ....               --         2,195,790
            Offering costs resulting from the issuance of Common Stock .............               --          (422,390)
                                                                                        -------------------------------
            Net increase in net assets resulting from Common Stock transactions ....               --       216,648,400
                                                                                        -------------------------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ................................         (967,068)      217,445,029
            Beginning of period ....................................................      217,545,037           100,008
                                                                                        -------------------------------
            End of period* .........................................................    $ 216,577,969     $ 217,545,037
                                                                                        ===============================
              * Accumulated distributions in excess of investment income--net ......    $  (8,885,847)               --
                                                                                        ===============================

+     Commencement of operations.

      See Notes to Financial Statements.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006       11

Financial Highlights

                                                                                                         For the Period
                                                                                         For the Six        April 29,
                                                                                        Months Ended         2005+ to
The following per share data and ratios have been derived                                 June 30,         December 31,
from information provided in the financial statements.                                       2006              2005
=======================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...................................    $       19.13     $       19.10
                                                                                        -------------------------------
            Investment income--net** ...............................................              .12               .19
            Realized and unrealized gain--net ......................................              .70               .94
                                                                                        -------------------------------
            Total from investment operations .......................................              .82              1.13
                                                                                        -------------------------------
            Less dividends and distributions from:
               Investment income--net ..............................................             (.90)             (.18)
               Realized gain--net ..................................................               --              (.28)
               Tax return of capital ...............................................               --              (.60)
                                                                                        -------------------------------
            Total dividends and distributions ......................................             (.90)            (1.06)
                                                                                        -------------------------------
            Offering costs resulting from the issuance of Common Stock .............               --              (.04)
                                                                                        -------------------------------
            Net asset value, end of period .........................................    $       19.05     $       19.13
                                                                                        ===============================
            Market price per share, end of period ..................................    $       18.85     $       18.15
                                                                                        ===============================
=======================================================================================================================
Total Investment Return++
-----------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .....................................             4.39%@            5.86%***@
                                                                                        ===============================
            Based on market price per share ........................................             8.87%@           (4.08%)@
                                                                                        ===============================
=======================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------
            Expenses ...............................................................             1.09%*            1.12%*
                                                                                        ===============================
            Investment income--net .................................................             1.23%*            1.44%*
                                                                                        ===============================
=======================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...............................    $     216,578     $     217,545
                                                                                        ===============================
            Portfolio turnover .....................................................              .00%@@          17.95%
                                                                                        ===============================

*     Annualized.
**    Based on average shares outstanding.
*** In 2005, IQ Investment Advisors LLC (an affiliate) reimbursed the Fund as a result of a trading/administrative error, which had no impact on total investment return.
+     Commencement of operations.
++ Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@ For purposes of calculating portfolio turnover of the Fund, the options written by the Fund have been classified as short-term investments because the expiration dates at the time of acquisition were one year or less, and therefore, the portfolio turnover is zero.

      See Notes to Financial Statements.


12      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

Dow 30(SM) Premium & Dividend Income Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DPD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund writes covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006       13
      value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends are declared and paid monthly. A portion of the dividends paid by the Fund during the period April 29, 2005 to December 31, 2005 was characterized as a tax return of capital.

(f) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

2. Investment Advisory and Management Agreement and Transactions with
Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.").

IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .90% of the average daily value of the Fund's net assets plus borrowings for investment purposes, but exclude any net assets attributable to leveraging transactions. IQ has entered into a Subadvisory Agreement with Nuveen Asset Management, Inc. ("Nuveen") pursuant to which Nuveen provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay Nuveen a monthly fee at an annual rate equal to .39% of the average daily value of the Fund's net assets plus borrowings for investment purposes, but exclude any net assets attributable to leveraging transactions. There is no increase in the aggregate fees paid by the Fund for these services.

Certain officers and/or directors of the Fund are officers and/or directors of IQ and ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.


14      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006

Notes to Financial Statements (concluded)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $0 and $8,467,329, respectively.

Transactions in options written for the six months ended June 30, 2006 were as follows:

-------------------------------------------------------------------------------
                                                   Number of         Premiums
                                                   Contracts         Received
-------------------------------------------------------------------------------
Outstanding call options written,
  beginning of period ....................            24,000       $  2,418,367
Options written ..........................           120,000         12,918,701
Options expired ..........................           (62,700)        (5,972,149)
Options closed ...........................           (54,300)        (5,315,358)
                                                  -----------------------------
Outstanding call options written,
  end of period ..........................            27,000       $  4,049,561
                                                  =============================

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, all of which are initially classified as Common Stock, par value $.001. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended June 30, 2006 remained constant. Shares issued and outstanding during the period April 29, 2005 to December 31, 2005 increased by 11,250,000 from shares sold and 114,234 as a result of dividend reinvestments.

5. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.15 per share on July 31, 2006 to shareholders of record on July 21, 2006.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006       15

Renewal of Current Investment Advisory and Management Agreements

The Board of Directors of each Fund, currently consisting solely of Independent Directors, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "Investment Company Act") has the responsibility under the Investment Company Act to consider annually the Investment Advisory and Management Agreement of each Fund (each, a "Management Agreement" and together, the "Management Agreements"). Each Fund's Board of Directors receives, reviews and evaluates information concerning the services and personnel of IQ Investment Advisors LLC ("IQ Advisors") and its affiliates at each quarterly meeting of the Board of Directors. While particular emphasis is placed on information concerning profitability, comparability of fees, total expenses and a Fund's investment performance at meetings at which a renewal of the Management Agreement is considered, the process of evaluating IQ Advisors and a Fund's investment advisory arrangements is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services provided by IQ Advisors under the Management Agreement is expected to include deliberations at future quarterly meetings.

At a Board meeting held on June 5, 2006, all of the Directors present at the meeting renewed the Management Agreement for each Fund for an additional one-year term. Each Management Agreement was considered separately by the relevant Fund's Directors. In considering whether to approve the Management Agreements, the Directors reviewed a meeting book and other materials from counsel to the Funds and from IQ Advisors which: (i) included information concerning the services rendered to the Funds by IQ Advisors and IQ Advisors' affiliates; (ii) contained information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Funds; and
(iii) outlined the legal duties of the Board under the Investment Company Act. The Board also received information from Lipper Inc. ("Lipper") comparing each Fund's fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. In voting to approve the renewal of each Fund's Management Agreement, the Boards considered, in particular, the following factors:

(a) The nature, extent and quality of services provided by IQ Advisors and its affiliates -- The Directors reviewed the services that IQ Advisors has provided to the Funds. The Board of each Fund considered the size, education and experience of IQ Advisors' staff, its use of technology, and the degree to which IQ Advisors exercises supervision over the actions of each Fund's subadviser. In connection with the investment advisory services provided, the Board of Directors discussed in detail with officers of IQ Advisors the management of each Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions entered into on behalf of each Fund. During this discussion, the Directors asked detailed questions of, and received answers from, the officers of IQ Advisors regarding the implementation of each Fund's investment strategy, its efficacy and risks.

In addition to the investment advisory services provided to the Funds, the Boards of Directors considered that IQ Advisors and its affiliates also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Boards of Directors reviewed the compliance and administrative services provided to the Funds by IQ Advisors, including its oversight of each Fund's day-to-day operations and its oversight of Fund accounting. The Boards noted that IQ Advisors has an administrative, legal and compliance staff that helps ensure a high level of quality in the compliance and administrative services provided to the Funds. The Boards also considered each Fund's compliance history. Based on the presentations at the meeting and the Directors' experience as Directors of other investment companies advised by IQ Advisors, the Boards of Directors concluded that the services provided to the Funds by IQ Advisors under the Management Agreements were of a high quality and benefited the Funds.

(b) Investment performance of the Funds and IQ Advisors -- The Directors considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies used by each Fund. The Boards of Directors also considered the innovative nature of each Fund. The Boards noted that each Fund uses a relatively unique investment strategy and that comparisons of a Fund's investment performance to the performance of other investment companies were generally not meaningful. The Boards reviewed each Fund's investment performance and compared such performance to the performance of a relevant reference index. The Directors discussed the degree to which each Fund was achieving its investment objective, noting that each Fund had been in operation for a relatively short period of time. In particular, the Boards noted that all of the Funds generally performed as expected relative to their respective reference index and met their respective investment objectives. As a result of their discussions and review, the Directors concluded that each Fund's performance was satisfactory.


16      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006

Based on these factors, the Directors determined that IQ Advisors continued to be an appropriate investment adviser for the Funds.

(c) Cost of the services provided and profits realized by IQ Advisors and its affiliates from the relationship with the Funds -- The Directors reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in allocating its costs regarding the operations of the Funds and calculating each Fund's profitability (if any) to IQ Advisors and its affiliates. The Directors also reviewed and considered a report prepared by independent consultants engaged by the Directors to review and evaluate IQ Advisors' methodology in calculating profitability. After discussions with the independent consultants, who participated in the meeting, and reviewing their report, the Directors concluded that that there was a reasonable basis for the allocation of costs and the determination of profitability. The Directors considered the cost of the services provided by IQ Advisors to each Fund and the revenue derived by IQ Advisors and its affiliates. The Directors discussed with representatives of IQ Advisors its general level of profitability (if any), and the profits derived by its affiliates, including MLIM, from operating the Funds. The Boards also considered the direct and indirect benefits derived by other IQ Advisors affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), from the establishment of Funds, including the underwriting arrangements relating to the initial distribution of Fund shares. The Boards considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Boards concluded that any profits made by IQ Advisors and its affiliates (including MLIM and MLPF&S) are acceptable in relation to the nature, extent and quality of services provided. The Boards also concluded that each Fund benefited from these services.

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale -- The Boards considered the extent to which economies of scale might be realized if the assets of the Funds increase and whether there should be changes in the management fee rate or structure in order to enable a Fund to participate in these economies of scale. The Boards noted that, because each Fund is a closed-end fund, any increase in asset levels would have to come from the appreciation of Fund assets. The Boards also noted that each Fund, except for Dow 30(SM) Premium & Dividend Income Fund Inc. and S&P 500(R) Covered Call Fund Inc., is an interval fund that periodically allows stockholders to tender their shares to the Funds and that such tender offers reduce the amount of Fund assets. In consideration of these and other factors, the Boards determined that no changes were currently necessary to each Fund's fee structure. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fees after the one-year renewal term of the Management Agreements.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients -- The Directors compared both the services rendered and the fees paid under the Management Agreements to the contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors evaluated each Fund's contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In considering this information, the Directors took into account the relatively unique nature of the investment strategies of the Funds and the fact that the relevant peer group of funds provided by Lipper for comparison might have investment strategies and restrictions different from those of the Funds. The Boards did not consider compensation paid with respect to accounts other than registered investment companies because IQ Advisors utilizes each Fund's strategy in connection with only its registered funds. In particular, the Boards noted that each Fund's contractual management fee rate at a common asset level was lower than the median fee rate of its peer funds.

Conclusion

No single factor was determinative to the decision of the Boards. Based on the foregoing and such other matters as were deemed relevant, all of the Directors who were present at the June 5, 2006 meeting concluded that the advisory fee rate of each Fund was reasonable in relation to the services provided by IQ Advisors to the Funds, as well as the costs incurred and benefits gained by IQ Advisors and its affiliates in providing such services, including the investment advisory and administrative components. The Boards also found the investment advisory fees to be reasonable in comparison to the fees charged by advisers to other funds of similar size. As a result, the Board of Directors of each Fund approved the Management Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006       17

Renewal of Current Investment Subadvisory Agreements

The Board of Directors of each Fund, currently consisting solely of Independent Directors, at a meeting held on June 5, 2006 considered and approved the renewal of the Current Investment Subadvisory Agreement of each Fund (each a "Subadvisory Agreement" and together, the "Subadvisory Agreements"). Each Subadvisory Agreement was considered separately by the relevant Fund's Directors. At each quarterly meeting of the Board of Directors, each Fund's Board receives, reviews and evaluates information concerning the services and personnel of MLIM, as subadviser to each of S&P 500(R) GEARED(SM) Fund Inc. and Small Cap Premium & Dividend Income Fund Inc., PEA Capital LLC ("PEA"), as subadviser to each of S&P 500(R) Covered Call Fund Inc. and Enhanced S&P 500(R) Covered Call Fund Inc., and Nuveen Asset Management ("Nuveen," and together with MLIM and PEA, the "Subadvisers"), as subadviser to Dow 30(SM) Premium & Dividend Income Fund Inc. While particular emphasis is placed on information concerning a Fund's investment performance at meetings at which a renewal of the Subadvisory Agreements is considered, the process of evaluating each Subadviser and the Fund's subadvisory arrangements is an ongoing one.

(a) The nature, extent and quality of services provided by each Subadviser -- The Directors reviewed the services that each Subadviser provides to each of their respective Funds. In connection with the investment subadvisory services provided to the respective Funds, the Directors discussed in detail with officers of IQ Advisors and members of each Subadviser's portfolio management team, the management of each Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that have been entered into on behalf of the Funds. Drawing on their collective industry experience, the Directors discussed each Fund's investment strategy with representatives from each Subadviser, including discussions regarding the premises underlying the Fund's investment strategy, its efficacy and potential risks. The Directors also considered the favorable history, reputation and background of each Subadviser and its personnel, and the substantial experience of such Subadviser's portfolio management teams. With respect to Funds subadvised by MLIM, the Directors discussed the fact that MLIM would be merging with BlackRock to form a new advisory firm and considered the potential effects such merger may have on such Funds before and after the merger. With respect to Funds subadvised by PEA, the Directors discussed the fact that it was being contemplated that PEA would be dissolved and all of its personnel and resources would be transferred to its affiliate, Oppenheimer Capital LLC. The Directors considered the potential effects such novation may have on the Funds subadvised by PEA and determined that it would not result in any change in the way in which the Funds are managed or operated and would not harm the Funds in any manner and that there would not be an assignment of the Subadvisory Agreement within the meaning of the Investment Company Act.

The Board of Directors of each Fund concluded that the services provided to the Fund by each of the Subadvisers under the Subadvisory Agreement were of a high quality and would continue to benefit the respective Funds.

(b) Investment performance of the Funds and each Subadviser -- The Board of Directors of each Fund received and considered information about the Fund's investment performance in comparison to the performance of its relative reference index and also in light of its stated investment objective and made the determinations discussed above under "Renewal of Current Investment Advisory and Management Agreements." Based on these factors, the Directors determined that each Subadviser continued to be appropriate for each of its respective Funds.

(c) Cost of the services provided and profits realized by each Subadviser from its relationship with the relevant Funds -- The Directors considered the profitability to MLIM of serving as investment subadviser to two Funds and from its relationship with IQ Advisors based on the information discussed above under "Renewal of Current Investment Advisory and Management Agreements." Based on such information, the Boards concluded that MLIM's profits are acceptable in relation to the nature, extent and quality of services provided.

The Directors noted that profitability data was not provided with respect to the unaffiliated Subadvisers of the Funds and concluded that such data was unnecessary because such subadvisory arrangements were entered into at "arm's length" between the Subadviser and IQ Advisors.

Each Fund's Board of Directors then considered the potential direct and indirect benefits to each Subadviser and its affiliates from their relationship with the Fund, including the reputational benefits from managing the Funds. The Board of Directors of each Fund concluded that the potential benefits to each Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect


18      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006
such economies of scale -- The Boards considered the extent to which economies of scale might be realized if the assets of the Funds increase and whether there should be changes in the subadvisory fee rate or structure in order to enable a Fund to participate in these economies of scale. The Directors noted that each Subadviser's fees are paid by IQ Advisors out of its fees and not by the Funds directly. The Boards noted that, because each Fund is a closed-end fund, any increase in asset levels would have to come from the appreciation of Fund assets. The Boards also noted that each Fund, except for Dow 30(SM) Premium & Dividend Income Fund Inc. and S&P 500(R) Covered Call Fund Inc., is an interval fund that periodically allows stockholders to tender their shares to the Funds and that such tender offers reduce the amount of Fund assets. The Directors also discussed the renewal requirements for subadvisory agreements, and determined that they would revisit this issue no later than when they next review the subadvisory fee after the one-year renewal term of the Subadvisory Agreements.

(e) Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients -- The Boards discussed the services rendered by each Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Funds. Taking into account the totality of the information and materials provided to the Boards as noted above, including the fact that the subadvisory fee for each Fund was negotiated with IQ Advisors and not payable directly by the Fund, the Boards concluded that the subadvisory fee for each Fund was reasonable for the services being rendered.

Conclusion

No single factor was determinative to the decision of the Boards. Based on the foregoing and such other matters as were deemed relevant, all of the Directors present at the June 5, 2006 meeting concluded that the relevant subadvisory fee rate was reasonable in relation to the services provided by each Subadviser. As a result, all of the Directors approved the Subadvisory Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.

"GEARED" is a service mark of Merrill Lynch & Co.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    JUNE 30, 2006       19

[LOGO] IQ INVESTMENT
       ADVISORS                                                www.IQIAFunds.com

Dow 30(SM) Premium & Dividend Income Fund Inc. seeks to provide stockholders with a high level of current income, with a secondary objective of capital appreciation.

This report, including the financial information herein, is transmitted to shareholders of Dow 30(SM) Premium & Dividend Income Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Dow 30(SM) Premium & Dividend Income Fund Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #IQDPD -- 6/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dow 30(SM) Premium & Dividend Income Fund Inc.


By: /s/ Mitchell M. Cox
    ----------------------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Dow 30(SM) Premium & Dividend Income Fund Inc.

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mitchell M. Cox
    ----------------------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Dow 30(SM) Premium & Dividend Income Fund Inc.

Date: August 23, 2006


By: /s/ Donald C. Burke
    ----------------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Dow 30(SM) Premium & Dividend Income Fund Inc.

Date: August 23, 2006